CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	MANAGERS TRUST I – MANAGERS FREMONT GLOBAL FUND, MANAGERS INTERNATIONAL GROWTH FUND, MANAGERS STRUCTURED CORE FUND, MANAGERS SMALL CAP FUND, MANAGERS REAL ESTATE SECURITIES FUND, MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND, FREMONT MONEY MARKET FUND, MANAGERS FREMONT BOND FUND, MANAGERS FREMONT MICRO-CAP FUND AND MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: July 8, 2005	/s/ Peter M. Lebovitz
Peter M. Lebovitz
President

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	MANAGERS TRUST I – MANAGERS FREMONT GLOBAL FUND, MANAGERS INTERNATIONAL GROWTH FUND, MANAGERS STRUCTURED CORE FUND, MANAGERS SMALL CAP FUND, MANAGERS REAL ESTATE SECURITIES FUND, MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND, FREMONT MONEY MARKET FUND, MANAGERS FREMONT BOND FUND, MANAGERS FREMONT MICRO-CAP FUND AND MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: July 8, 2005	/s/ Bruce M. Aronow
Bruce M. Aronow
Chief Financial Officer